UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                    CityplaceWashington, StateDC address20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-16133             06-1245881
   (State or other jurisdiction of  (Commission File        (IRS Employer
           incorporation)               Number)          Identification No.)


         1100 Summer Street, Stamford, Connecticut              06905
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

     (a) Not applicable

     (b) Not applicable.

     (c) Not applicable.

     (d) Delcath Systems, Inc. (the "Company") reported that on September 21, 2006, the Company's Board of Directors (the "Board") elected Harold S. Koplewicz, M.D. as a Class I Director of the Company to serve until the 2007 Annual Meeting of Stockholders.

     Details of this announcement are contained in the press release of the Company dated September 26, 2006, and filed with this Current Report on Form 8-K as Exhibit 99, which is hereby incorporated herein by this reference.

     The Board has not yet determined the Committees of the Board to which Dr. Koplewicz will be appointed.

     (e) Not applicable.

     (f) Not applicable.



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Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

          Exhibit                       Description

            99       Press Release dated September 26, 2006 of Delcath Systems,
                     Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DELCATH SYSTEMS, INC.



                                         By:        /s/ M. S. KOLY
                                             ----------------------------
                                              M. S. Koly
                                              President and Chief Executive
                                              Officer


Date: September 27, 2006

                                 EXHIBIT INDEX


          Exhibit                       Description

            99       Press Release dated September 26, 2006 of Delcath Systems,
                     Inc.